SECURITIES AND EXCHANGE

COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: (Date of Earliest Event Reported): May 16, 2007

FIRST CAPITAL BANCORP, INC.

(Name of Small Business Issuer in its charter)

Virginia	000-52219	11-3782033
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4222 Cox Road, Suite 200 Glen Allen, VA	23060
(Address of principal executive offices)	(Zip Code)

Issuer’s telephone number: (804) 273-1160

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation; Bylaws; Change in Fiscal Year.

On May 16, 2007, the Registrant’s Board of Directors, by a two-thirds (2/3) vote, amended Article 5, Section 1, “Form of Shares” of the Registrant’s Bylaws to provide that shares of the Registrant’s capital stock need not be represented by certificates. The Board of Directors also approved a restatement of the Registrant’s Bylaws. A copy of the amended and restated Bylaws is being furnished as an exhibit to this report and is incorporated by reference into this Item. 5.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is being furnished pursuant to Item 5.03 above.

Exhibit No.	Description
3.2	Amended and Restated Bylaws dated May 16, 2007 of First Capital Bancorp, Inc.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FIRST CAPITAL BANCORP, INC.

Date: May 22, 2007	By:	/s/ William W. Ranson
William W. Ranson
Chief Financial Officer, Treasurer & Secretary

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EXHIBIT INDEX

Exhibit No.	Description
3.2	Amended and Restated Bylaws dated May 16, 2007 of First Capital Bancorp, Inc.

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